UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2012

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-49908	75-3056237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Crenshaw Lake Road, Lutz, Florida 33548

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 527-6969

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

By letter dated January 3, 2012, the Division of Enforcement of the Securities and Exchange Commission (the “SEC”) notified CytoDyn Inc. (the “Company”) that the SEC had completed its informal investigation of the Company that was previously disclosed in a Form 8-K filed by the Company on July 21, 2011. The SEC is recommending no enforcement action be taken against the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTODYN INC.
(Registrant)

January 6, 2012	By:	/s/ Kenneth J. Van Ness
Kenneth J. Van Ness,
President and Chief Executive Officer